EXHIBIT 99.3


                             IN RE: FN ESTATE, INC.
                                    DEBTORS.

                                CASE NO. 03-23143

                          REPORTING PERIOD: MARCH, 2005





             PRIVILEGED AND CONFIDENTIAL INFORMATION MAY BE INCLUDED

--------------------------------------------------------------------------------

                                                   UNITED STATES BANKRUPTCY COURT
                                                  EASTERN DISTRICT OF PENNSYLVANIA

In re:  FN Estate, Inc.                                                                                            Case No. 03-23143
Debtors.                                                                                          Reporting Period :     March, 2005

                                                           FN ESTATE, INC.
                                                       MONTHY OPERATING REPORT
                                                         ($ IN REAL NUMBERS)
------------------------------------------------------------------------------------------------------------------------------------

                     FILE WITH COURT AND SUBMIT COPY TO UNITED STATES TRUSTEE WITHIN 20 DAYS AFTER END OF MONTH

Submit copy of report to any official committee appointed in the case.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      DOCUMENT        EXPLANATION
REQUIRED DOCUMENTS                                                            FORM NO.                ATTACHED          ATTACHED
------------------------------------------------------------------------------------------------------------------------------------
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS                                  MOR - 1                      X
------------------------------------------------------------------------------------------------------------------------------------
       Bank Reconciliation (or copies of debtor's bank reconciliations)      MOR - 1 (CON'T)              X
------------------------------------------------------------------------------------------------------------------------------------
       Copies of Bank Statements                                                                          X
------------------------------------------------------------------------------------------------------------------------------------
       Cash disbursements journals                                                                        X
------------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS                                                      MOR - 2                      X
------------------------------------------------------------------------------------------------------------------------------------
BALANCE SHEET                                                                MOR - 3                      X
------------------------------------------------------------------------------------------------------------------------------------
STATUS OF POSTPETITION TAXES                                                 MOR - 4                      X
------------------------------------------------------------------------------------------------------------------------------------
       Copies of IRS Form 6123 or payment receipt
------------------------------------------------------------------------------------------------------------------------------------
       Copies of tax returns filed during reporting period                                                X
------------------------------------------------------------------------------------------------------------------------------------
SUMMARY OF UNPAID POST PETITION DEBTS                                        MOR - 4                      X
------------------------------------------------------------------------------------------------------------------------------------
       Listing of aged accounts payable                                                                   X
------------------------------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING                                 MOR - 5                      X
------------------------------------------------------------------------------------------------------------------------------------
DEBTOR QUESTIONNAIRE                                                         MOR - 5                      X
------------------------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

-----------------------------------------------------------------------------                      ---------------------------------
Signature of Debtor                                                                                Date

-----------------------------------------------------------------------------                      ---------------------------------
Signature of Joint Debtor                                                                          Date

/s/ Tamie Barsky                                                                                   5/19/05
-----------------------------------------------------------------------------                      ---------------------------------
Signature of Authorized Individual*                                                                Date

Tamie Barsky                                                                                       Administrative Agent
-----------------------------------------------------------------------------                      ---------------------------------
Printed Name of Authorized Individual                                                              Title of Authorized Individual


                                                               Page 2

                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  FN Estate, Inc.                                        Case No. 03-23143
Debtors.                                     Reporting  Period :     March, 2005

                                  FN Estate, Inc.
                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
                               ($ IN REAL NUMBERS)
--------------------------------------------------------------------------------
                                                       CURRENT      CUMULATIVE
                                                        MONTH     FILING TO DATE
--------------------------------------------------------------------------------
                                                        ACTUAL        ACTUAL
--------------------------------------------------------------------------------
 CASH - BEGINNING OF MONTH *                          3,374,947         938,508
--------------------------------------------------------------------------------
 RECEIPTS:
 Collection of Accounts Receivable                        1,742      12,919,790
 Asset Sale Proceeds (Net)                                   --       6,512,269
 Other                                                   28,032       7,038,723
 Transfers from Debtor in Possession Accounts           609,811         609,811
--------------------------------------------------------------------------------
 TOTAL RECEIPTS                                         639,585      27,080,594
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 DISBURSEMENTS:
--------------------------------------------------------------------------------
 Payroll and Related Benefits                            21,093       5,735,841
 Travel and Entertainment                                     2          87,528
 Insurance                                                   --         220,780
 Utilities                                                   --       9,633,543
 Occupancy                                                8,037         768,675
 Other                                                       --             537
 G&A                                                     22,975       7,609,772
 Transfers from Debtor in Possession Accounts           609,811         609,811
--------------------------------------------------------------------------------
 TOTAL DISBURSEMENTS                                    661,918      24,666,487
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NET CASH FLOW                                          (22,332)      2,414,107
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 CASH - END OF MONTH                                  3,352,615       3,352,615
--------------------------------------------------------------------------------

 * ENDING CASH INCLUDES RESTRICTED CASH RELATED TO APPLIED THEORY ESTATE, (HSBC ACCOUNT).


                     THE FOLLOWING SECTION MUST BE COMPLETED

--------------------------------------------------------------------------------
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH)
--------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                                                     661,918
--------------------------------------------------------------------------------
Less: Transfers to Debtor In Possession Accounts                        609,811
--------------------------------------------------------------------------------
Plus: Estate Disbursements Made by Outside
      Sources (i.e. from escrow accounts)
--------------------------------------------------------------------------------
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE
QUARTERLY FEES                                                           52,107
--------------------------------------------------------------------------------

                                             UNITED STATES BANKRUPTCY COURT
                                            EASTERN DISTRICT OF PENNSYLVANIA

In re:  FN Estate, Inc.                                                                                Case No. 03-23143
Debtors.                                                                              Reporting Period :     March, 2005

                                                     FN ESTATE, INC.
                                                   BANK RECONCILIATION
                                                   ($ IN REAL NUMBERS)
------------------------------------------------------------------------------------------------------------------------
                                                      BANK ACCOUNTS
---------------------------------------------------------------------------------------------------
                     WACHOVIA
                     OPERATING                     CORP        JANNEY      PETTY
                     DIP              HSBC ***     DEBIT     MONTGOMERY     CASH        TOTAL
                     ------------------------------------------------------------------------------
BALANCE PER BOOKS    $3,037,779.37  $314,212.85    $347.58   $        --   $274.95   $3,352,614.75

BANK BALANCE         $3,064,241.53  $314,212.85    $347.58   $        --   $274.95   $3,379,076.91
Plus:
  Deposits
    In Transit                                                                                  --
Less: Outstanding
  Checks                (26,462.16)                                                     (26,462.16)
Other: Adjustment                                                                               --
                     ------------------------------------------------------------------------------
BALANCE PER BOOKS    $3,037,779.37  $314,212.85    $347.58   $        --   $274.95   $3,352,614.75
                     ==============================================================================

   * HSBC account represents restricted cash related to Applied Theory Estate.
  ** Account closed and funds transferred to Wachovia on 3-15-05


EXPLANATIONS:
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------


                                                         Page 4

                                                   UNITED STATES BANKRUPTCY COURT
                                                  EASTERN DISTRICT OF PENNSYLVANIA

In re:  FN Estate, Inc.                                                                                            Case No. 03-23143
Debtors.                                                                                          Reporting Period :     March, 2005
                                                           FN ESTATE, INC.
                                            DISBURSEMENTS FOR PERIOD 03/01/05 TO 03/31/05
                                                         ($ IN REAL NUMBERS)
------------------------------------------------------------------------------------------------------------------------------------
TRX DATE     JRNL NO.  AUDIT TRAIL    TRANSACTION                      REFERENCE                      NAME                  AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
WACHOVIA OPERATING ACCOUNT
   3/3/2005  476,766   PMCHK00001462   Check                           38121                      Patricia Bose              305.83
   3/3/2005  476,767   PMCHK00001462   Check                           38122                      PublicEase, Inc            625.00
   3/3/2005  476,768   PMCHK00001462   Check                           38123                      Epix                        39.99
   3/3/2005  476,769   PMCHK00001462   Check                           38124                      Stock Trans              1,535.21
   3/3/2005  476,770   PMCHK00001462   Check                           38125                      ST Ives Burrups Inc.     9,551.28
   3/4/2005  476,782   CMTRX00003126   Payroll fees 02/05              DAJ000005735               ADP                        183.97
   3/8/2005  476,787   CMTRX00003127   Payroll ck date 03-10-05        DAJ000005736               ADP                      5,466.32
  3/10/2005  476,802   PMCHK00001463   Check                           38126                      LMA GROUP, INC           4,798.20
  3/10/2005  476,803   PMCHK00001463   Check                           38127                      US LEC                   7,596.00
  3/10/2005  476,804   PMCHK00001463   Check                           38128                      VERIZON                    217.60
  3/10/2005  476,805   PMCHK00001463   Check                           38129                      Central Self Storage       440.83
  3/10/2005  476,807   CMTRX00003129   Payroll Taxes ck date 3-10-05   36                         ADP                      2,814.45
  3/18/2005  476,817   CMTRX00003132   Payroll fees                    DAJ000005745               ADP                        112.32
  3/21/2005  476,821   PMCHK00001464   Check                           38130                      Doug Michels             1,250.00
  3/21/2005  476,822   PMCHK00001464   Check                           38131                      Britt Murdoch            1,250.00
  3/21/2005  476,823   PMCHK00001464   Check                           38132                      WARD SCHULTZ             1,250.00
  3/22/2005  476,824   CMTRX00003133   Payroll ck date 3-24-05         DAJ000005746               ADP                      5,466.33
  3/23/2005  476,825   CMXFR00000257   Wachovia Debit card             XFR000005747               CORP DEBIT CARD            300.00
  3/25/2005  476,832   PMCHK00001465   Check                           38133                      Epix                        39.99
  3/25/2005  476,833   PMCHK00001465   Check                           38134                      Rufus Harvey             1,997.50
  3/26/2005  476,837   PMTRX00002447   Check                           32605                      Jamie Bose                 240.50
  3/25/2005  476,841   CMTRX00003134   Payroll fees                    37                         ADP                         95.00
  3/24/2005  476,842   CMTRX00003135   Payroll taxes ck date 3-24-05   DAJ000005748               ADP                      2,814.44
  3/30/2005  476,844   PMCHK00001466   Check                           38136                      Patricia Bose            3,716.12

JANNEY MONTGOMERY SCOTT ACCOUNT
  3/15/2005           WIRE OUT         Close Account                   To DIP operating account   Wachovia               609,810.75

                                                                                                                       -------------
TOTAL DISBURSEMENTS                                                                                                    $ 661,917.63



                                                               Page 5

                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  FN Estate, Inc.                                        Case No. 03-23143
Debtors.                                      Reporting Period :     March, 2005

                                 FN ESTATE, INC.
                             STATEMENT OF OPERATIONS
                               ($ IN REAL NUMBERS)
--------------------------------------------------------------------------------
                                                                   CUMULATIVE
                                                      MARCH      FILING TO DATE
--------------------------------------------------------------------------------
Net Revenues                                       $         --    $ 15,520,301
Cost of Sales                                                --      10,981,525
                                                   -----------------------------
  GROSS MARGIN                                     $         --    $  4,538,776

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES:
  Marketing & Selling Expenses                     $         --    $    932,435
  G&A Payroll Expenses                                   22,219       4,114,935
  Occupancy Expenses                                      2,841         420,722
  Bankruptcy Expenses                                   136,566       3,690,044
  General and Administrative Expenses                   (20,910)      3,786,825
  Depreciation and Amortization                              --       2,594,695
                                                   -----------------------------
     TOTAL SG&A EXPENSES                           $    140,716    $ 15,539,655
                                                   -----------------------------
  Operating Income (Loss)                          $   (140,716)   $(11,000,879)

OTHER INCOME (EXPENSE):
  Interest Expense                                 $         --    $ (3,720,371)
  Interest Income                                         2,729          24,488
  Other                                                      --       6,265,690
  Impairment  / Restructuring Charges                        --     (17,053,482)
  Discharge of Indebtedness                                  --              --
                                                   -----------------------------
TOTAL OTHER INCOME (EXPENSE)                       $      2,729    $(14,483,676)


                                                   -----------------------------
NET INCOME INCLUDING REORGANIZATION ITEMS          $   (137,987)   $(25,484,555)
================================================================================

REORGANIZATION ITEMS:
Professional Fees                                  $    136,566    $    136,566
U.S. Trustee Quarterly Fee                                   --          66,819
Interest Earned on Accumulated Cash from Ch.11               --       3,475,409
Gain (Loss) From Sale of Equipment                           --          14,500
Gain on pre-petition real estate valuation                   --              --
                                                   -----------------------------
TOTAL REORGANIZATION ITEMS                         $    136,566    $  3,693,294

                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  FN Estate, Inc.                                        Case No. 03-23143
Debtors.                                      Reporting Period :     March, 2005

                                 FN ESTATE, INC.
                                  BALANCE SHEET
                               ($ IN REAL NUMBERS)
--------------------------------------------------------------------------------
                                                               BOOK VALUE AT END
                                                                   OF CURRENT
ASSETS                                                          REPORTING MONTH
--------------------------------------------------------------------------------
CURRENT ASSETS
  Cash & Cash Equivalents                                         $   3,038,402
  Restricted Cash                                                       314,213

  Accounts Receivable                                                 2,551,215
  Less: Allowance for doubtful accounts                               2,512,596
                                                                  --------------
    NET ACCOUNTS RECEIVABLE                                              38,619

  Prepaid and Other Current Assets                                      128,447

  Notes and Other Receivables  - US Lec                                      --

  Property and Equipment, net                                               850
  Other Assets                                                          649,944
                                                                  --------------
    TOTAL ASSETS                                                  $   4,170,475
================================================================================

--------------------------------------------------------------------------------
                                                               BOOK VALUE AT END
                                                                   OF CURRENT
LIABILITIES & STOCKHOLDERS' EQUITY                              REPORTING MONTH
--------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE:
  Accounts Payable                                                $      93,736
  Other Accrued Liabilities                                           2,482,449
  Deferred Revenue                                                           --
                                                                  --------------
                                                                      2,576,185

  Other Liabilities                                                      13,662
                                                                  --------------
    TOTAL POSTPETITION LIABILITIES                                    2,589,847

    DUE TO RELATED COMPANIES                                         12,086,238

LIABILITIES SUBJECT TO COMPROMISE:
  Secured Debt                                                            7,061
  Priority Debt                                                          32,844
  Unsecured Debt                                                     16,275,206
                                                                  --------------
    TOTAL PRE-PETITION LIABILITIES                                   16,315,111

STOCKHOLDERS' EQUITY:
  Common and Preferred Stock                                         78,434,584
  Note Receivable                                                       (75,880)
  Accumulated deficit                                              (103,752,173)
  Treasury Cost                                                      (1,427,252)
                                                                  --------------
    TOTAL SHAREHOLDERS EQUITY                                       (26,820,721)

                                                                  --------------
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                          $   4,170,475
================================================================================

                                         UNITED STATES BANKRUPTCY COURT
                                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  FN Estate, Inc.                                                                       Case No. 03-23143
Debtors.                                                                     Reporting Period :     March, 2005

                                                FN ESTATE, INC.
                                          STATUS OF POSTPETITION TAXES
                                              ($ IN REAL NUMBERS)
---------------------------------------------------------------------------------------------------------------
                                    BEGINNING       AMOUNT
                                       TAX          WITHHELD        AMOUNT              CHECK NO.  ENDING TAX
                                    LIABILITY      OR ACCRUED        PAID     DATE PAID   OR EFT    LIABILITY
---------------------------------------------------------------------------------------------------------------
FEDERAL
===============================================================================================================
Withholding                         $      --     $ 2,635.06    $ 2,635.06  3/10, 3/24    EFT       $       --
FICA - Employee                            --       1,176.91      1,176.91  3/10, 3/24    EFT               --
FICA - Employer                        671.08       1,512.45      1,176.92  3/10, 3/24    EFT         1,006.61
Unemployment                               --             --            --                                  --
Income                                     --                                                               --
Other                                      --                                                               --
---------------------------------------------------------------------------------------------------------------
   TOTAL FEDERAL TAXES              $  671.08     $ 5,324.42    $ 4,988.89                          $ 1,006.61
===============================================================================================================
STATE AND LOCAL
---------------------------------------------------------------------------------------------------------------
Withholding                         $      --     $   626.16    $   626.16  3/10, 3/24    EFT       $       --
Sales                                 (304.76)            --            --                             (304.76)
Excise                                     --                                                               --
Unemployment and Disability             (0.00)         13.84         13.84  3/10, 3/24    EFT            (0.00)
Real Property                              --                                                               --
Personal Property                          --                                                               --
Other: OPT                             114.00             --            --                              114.00
       State Corp                          --                                                               --
       Local                               --                                                               --
---------------------------------------------------------------------------------------------------------------
   TOTAL STATE AND LOCAL            $ (190.76)    $   640.00    $   640.00                           $ (190.76)
---------------------------------------------------------------------------------------------------------------
Total Taxes                         $  480.32     $ 5,964.42    $ 5,628.89                           $  815.85
===============================================================================================================


                                     SUMMARY OF UNPAID POST PETITION DEBTS
                                              ($ IN REAL NUMBERS)
---------------------------------------------------------------------------------------------------------------
                                                                       NUMBER OF DAYS PAST DUE
                                              -----------------------------------------------------------------
                                                   0 - 30     31 - 60     61 - 90      OVER 90         TOTAL
---------------------------------------------------------------------------------------------------------------
Accounts Payable                               $20,000.00   $    0.00    $    0.00   $ 25,838.62   $ 45,838.62
Wages Payable                                   13,171.79                                            13,171.79
Taxes Payable                                      815.85                                               815.85
Rent / Leases - Building                               --          --           --      3,137.96      3,137.96
Rent / Leases - Equipment                              --          --           --      6,280.84      6,280.84
Secured Debt / Adequate Protection Payments                                                                 --
Professional Fees                                                  --           --     38,479.02     38,479.02
Amounts Due to Insiders *                                                                                   --
Other:                                                                                                      --
Other:                                                                                                      --
---------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS                       $33,987.64   $      --    $      --   $ 73,736.44   $107,724.08
===============================================================================================================
* "INSIDER" IS DEFINED IN 11 U.S.C. SECTION 101(31)

EXPLAIN HOW AND WHEN THE DEBTOR INTENDS TO PAY ANY PAST-DUE POSTPETITION DEBTS.

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------


                                                     Page 8

                                                   UNITED STATES BANKRUPTCY COURT
                                                  EASTERN DISTRICT OF PENNSYLVANIA

In re:  FN Estate, Inc.                                                                                            Case No. 03-23143
Debtors.                                                                                            Reporting Period:    March, 2005

                                                           FN Estate, Inc
                                      POST-PETITION ACCOUNTS PAYABLE AGING AS OF MARCH 31, 2005
                                                                                                 31 to    61 to     91 to
     Vendor ID                  Name               Class ID      Type       Balance    Current     60       90       120   Over 120
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
DFS-001-5684657       Dell Financial Services        NET 30   LEASE-EQUIP   5,571.17     0.00      0.00    0.00      0.00  5,571.17
J B EDWARDS FIN       J B Edwards Financial                   PROF            709.67     0.00      0.00    0.00      0.00    709.67
                                                                           ---------------------------------------------------------
                                                                            6,280.84     0.00      0.00    0.00      0.00  6,280.84

BRIDGEWATER           Bridgewater Place, L.L.C.      NET 30   LEASE-R.E.      335.04     0.00      0.00    0.00      0.00    335.04
GATEWAY-SL            Gateway Realty New Jersey LLC  NET 30   LEASE-R.E.    2,250.00     0.00      0.00    0.00      0.00  2,250.00
GOSNELL PROP-NA       Gosnell Properties, Inc.       NET 30   LEASE-R.E.      260.58     0.00      0.00    0.00      0.00    260.58
RALPHPARKING          Ralph Parking Company          NET 30   LEASE-TOWER     135.00     0.00      0.00    0.00      0.00    135.00
WILDER                Wilder 4 Corners Associates    NET 30   LEASE-TOWER     125.00     0.00      0.00    0.00      0.00    125.00
STATETOWER            State Tower of Syracuse Assoc  NET 30   LEASE-TOWER      32.34     0.00      0.00    0.00      0.00     32.34
                                                                           ---------------------------------------------------------
                                                                            3,137.96     0.00      0.00    0.00      0.00  3,137.96

COZEN & OCONNOR       Cozen & OConnor               NO TERMS  PROF          3,479.02     0.00      0.00    0.00      0.00  3,479.02
RSM MCGLADREY         RSM McGladrey, Inc.            NET 30   PROF         35,000.00     0.00 20,000.00    0.00      0.00 15,000.00
                                                                           ---------------------------------------------------------
                                                                           38,479.02     0.00 20,000.00    0.00      0.00 18,479.02

ADELP5310000014       Adelphia Business Solutions    NET 45   TELCO           955.21     0.00      0.00    0.00      0.00    955.21
ADELP5330000030       Adelphia Business Solutions    NET 45   TELCO         3,727.14     0.00      0.00    0.00      0.00  3,727.14
ADELPH526000018       PECO ADELPHIA                  NET 45   TELCO           316.22     0.00      0.00    0.00      0.00    316.22
ATT6109540488         AT&T                            MAIN    TELCO            35.40     0.00      0.00    0.00      0.00     35.40
ATT80020301505        AT&T                           NET 45   TELCO         6,190.55     0.00      0.00    0.00      0.00  6,190.55
CONESTOGATELECO       Conestoga Tel. & Tel. Co.      NET 45   TELCO           410.49     0.00      0.00    0.00      0.00    410.49
CTSI7170846610        CTSI                           NET 45   TELCO         1,870.38     0.00      0.00    0.00      0.00  1,870.38
PECO5260000035        Peco Adelphia Communications   NET 45   TELCO           845.71     0.00      0.00    0.00      0.00    845.71
PECO5320000002        Peco/Hyperion-Allentown        NET 45   TELCO        19,877.17     0.00      0.00    0.00      0.00 19,877.17
SPRINT                Sprint                          MAIN    TELCO           365.36     0.00      0.00    0.00      0.00    365.36
TELCOV521000018       TELCOVE                        NET 45   TELCO           198.60     0.00      0.00    0.00      0.00    198.60
                                                                           ---------------------------------------------------------
                                                                           34,792.23     0.00      0.00    0.00      0.00 34,792.23

CITY OF GRAND R       City of Grand Rapids           NET 30                   988.66     0.00      0.00    0.00      0.00    988.66
BARZLINDAK-CR         Linda Barz                   NO TERMS                    23.90     0.00      0.00    0.00      0.00     23.90
MERCANTEC             Mercantec, Inc.                 MAIN                  8,381.25     0.00      0.00    0.00      0.00  8,381.25
PECOENERGY-NR         Peco Energy                   NO TERMS                1,652.58     0.00      0.00    0.00      0.00  1,652.58
                                                                           ---------------------------------------------------------
                                                                           11,046.39     0.00      0.00    0.00      0.00 11,046.39

                                                                           ---------------------------------------------------------
Totals                                                                     93,736.44     0.00 20,000.00    0.00      0.00 73,736.44
====================================================================================================================================

                                                               Page 9

                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  FN Estate, Inc.                                        Case No. 03-23143
Debtors.                                      Reporting Period :     March, 2005


                                 FN ESTATE, INC.
                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
                               ($ IN REAL NUMBERS)
--------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION                                     AMOUNT
------------------------------------------------------------------  ------------
Total Accounts Receivable at the beginning of the reporting period  $ 2,552,957
+ Amounts billed during the period                                           --
- Amounts collected during the period                                    (1,742)
+ Adjustments (Credit Memos, Debit Memos, journal entries)
+ Other Adjustments
------------------------------------------------------------------  ------------
TOTAL ACCOUNTS RECEIVABLE AT THE END OF THE REPORTING PERIOD        $ 2,551,215
================================================================================

------------------------------------------------------------------  ------------
ACCOUNTS RECEIVABLE AGING                                              AMOUNT
------------------------------------------------------------------  ------------
0 - 30 days old                                                     $        --
31 - 60 days old                                                           (214)
61 - 90 days old                                                         (9,235)
91+ days old                                                          2,560,664
------------------------------------------------------------------  ------------
TOTAL ACCOUNTS RECEIVABLE                                             2,551,215
Amount considered uncollectable (Bad Debt)                           (2,512,596)
------------------------------------------------------------------  ------------
ACCOUNTS RECEIVABLE (NET) (EXCLUDING ACCRUALS)                      $    38,619
================================================================================



                              DEBTOR QUESTIONNAIRE

Please provide an explanation below for any yes answers.
--------------------------------------------------------------------------------
    MUST BE COMPLETED EACH MONTH                                     YES     NO
-------------------------------------------------------             -----  -----
1.  Have any assets been sold or transferred
    outside the normal course of business this
    reporting period?                                                        X
-------------------------------------------------------             -----  -----
2.  Have any funds been disbursed from any
    account other than a debtor in possession
    accounts this reporting period?                                          X
-------------------------------------------------------             -----  -----
3.  Have any prepetition taxes been paid
    during the reporting period?                                             X
-------------------------------------------------------             -----  -----
4.  Have all postpetition tax returns been
    timely filed?                                                     X
-------------------------------------------------------             -----  -----
5.  Are any postpetition real estate taxes
    past due?                                                                X
-------------------------------------------------------             -----  -----
6.  Are any postpetition state or federal
    income taxes past due?                                                   X
-------------------------------------------------------             -----  -----
7.  Are any postpetition payroll taxes past due?                             X
-------------------------------------------------------             -----  -----
8.  Are any other postpetition taxes past due?                               X
-------------------------------------------------------             -----  -----
9.  Are any amounts owed to postpetition
    creditors past due?                                                      X
-------------------------------------------------------             -----  -----
10. Have any postpetition loans been received
    by the debtor from any party?                                            X
-------------------------------------------------------             -----  -----
11. Have any payments been made on prepetition
    liabilities this reporting period?                                       X
-------------------------------------------------------             -----  -----
12. Are any wage payments past due?                                          X
-------------------------------------------------------             -----  -----
13. Are any postpetition receivable (accounts,
    notes, or loans) due from related parties?                               X
-------------------------------------------------------             -----  -----

EXPLANATIONS:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                     Page 10